EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report on Form 10-QSB (the “Report”) of Zulu Energy Corp. (the “Company”) for the period ended September 30, 2007, the undersigned Paul Stroud, the Chief Executive Officer, and James Hostetler, Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 2, 2008	/s/ Paul Stroud
Paul Stroud, President and
Chief Executive Officer

Dated: June 2, 2008	/s/ James Hostetler
James Hostetler, Executive Vice President, Secretary,
Treasurer, Chief Financial Officer and Principal Accounting Officer